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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

KKR BDC Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.    ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.    ☒

Securities Act registration statement file number to which this form relates:        Not yet assigned     (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act: None.

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

Common Stock, par value $0.001

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to Be Registered.

        A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of our Capital Stock" of the Prospectus included in the Registrant's Registration Statement filed with the Securities and Exchange Commission on April 12, 2004 and is incorporated herein by reference, and the description contained under such caption included in the form of final prospectus subsequently filed by the Registrant pursuant to Rule 497 under the Securities Act of 1933, as amended, which form of final prospectus is also incorporated by reference herein.

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Item 2. Exhibits.

Exhibit Number	Description
(a)(1)	Articles of Incorporation*
(a)(2)	Articles of Amendment and Restatement**
(b)	By-Laws**
(d)	Form of Stock Certificate**

*
Incorporated by reference to the identically numbered exhibit to the Registrant's initial Registration Statement on Form N-2, filed on April 12, 2004.

**
To be filed by amendment.

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SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

KKR BDC INC.
	By:	/s/ SCOTT C. NUTTALL Name: Scott C. Nuttall Title: Secretary, Treasurer and Director

Date: April 12, 2004

EXHIBIT INDEX

Exhibit Number	Description
(a)(1)	Articles of Incorporation*

*
Incorporated by reference to the identically numbered exhibit to the Registrant's initial Registration Statement on Form N-2, filed on April 12, 2004.

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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-A FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934
INFORMATION REQUIRED IN REGISTRATION STATEMENT
SIGNATURE